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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)  May 5, 2004
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                                    SPSS INC
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                        000-22194                36-2815480
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

             99.3 Transcript of SPSS Inc. First Quarter 2004 Earnings Release Conference Call, May 5, 2004, 9:00 a.m. (CDT).


ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 5, 2004, SPSS Inc. held its publicly available First Quarter 2004 Earnings Release Conference Call, a transcript of which is attached as
Exhibit 99.3 to this Form 8-K and is incorporated herein by reference. The conference call discussed the Company's preliminary results for its fiscal quarter ended March 31, 2004 and included, among other things, a discussion of the Earnings Release issued by SPSS on May 4, 2004 and filed as Exhibit 99.3 to the Company's current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on May 6, 2004.

         In the conference call, SPSS discusses its internal rate of growth, a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included in the Earnings Release filed as Exhibit 99.3 to the Company's Form 8-K filed with the SEC on May 6, 2004 and posted on the SPSS corporate website at www.spss.com.

         The information in this Form 8-K and Exhibit 99.3 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SPSS INC.

                                           By: /s/ Robert Brinkmann
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                                             Robert Brinkmann,
                                             Assistant Secretary and Controller


Dated:  May 6, 2004



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